UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 16, 2008 (August 21, 2008)

JPMORGAN CHASE & CO.

(Exact Name of Registrant as Specified in Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

001-05805	13-2624428
(Commission File Number)	(IRS Employer Identification No.)

270 Park Avenue, New York, NY	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 270-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This filing amends the Current Report on Form 8-K filed on August 21, 2008 to update Item 9.01 to include the Certificate of Designations of JPMorgan Chase & Co. that was filed with the Secretary of State of the State of Delaware on August 21, 2008 as required by such item.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

3.1	Certificate of Designations of JPMorgan Chase & Co., establishing the rights, preferences, privileges, qualifications, restrictions and limitations relating to the 8.625% Non-Cumulative Preferred Stock, Series J, as filed with the Secretary of State of the State of Delaware on August 21, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO.

By:	/s/ Anthony J. Horan
Name:	Anthony J. Horan
Title:	Corporate Secretary

Dated: September 16, 2008

EXHIBIT INDEX

Exhibit Number	Description
3.1	Certificate of Designations of JPMorgan Chase & Co., establishing the rights, preferences, privileges, qualifications, restrictions and limitations relating to the 8.625% Non-Cumulative Preferred Stock, Series J, as filed with the Secretary of State of the State of Delaware on August 21, 2008